Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Therapeutic Solutions International, Inc. (the "Company") for the six months ending June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy G. Dixon, Chief Executive Officer and President of the Company, and I, Gerry Berg, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 13, 2017

By: /s/ Timothy G. Dixon

Timothy G. Dixon

Chief Executive Officer and President

(Principal Executive Officer)

By: /s/ Gerry Berg

Gerry Berg

Chief Financial Officer

(Principal Financial Officer)